Segment Performance(1) ($ in thousands) Three months ended September 30, Period over 2018 2017 period growth Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 21,752 $ 14,425 51% Purchased Portfolios 1,823 2,775 (34)% Merchant Services 23,575 17,200 37% Proprietary Software and Payments 4,512 3,166 43% Other — (20) nm Total $ 28,087 $ 20,346 38% Adjusted EBITDA(2) Merchant Services $ 7,961 $ 6,361 25% Proprietary Software and Payments 1,710 676 153% Other (1,822) (1,286) 42% Total $ 7,849 $ 5,751 36% Adjusted EBITDA as a percentage of Net Revenue 28% 28% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Segment Performance(1) ($ in thousands) Year ended September 30, Period over 2018 2017 period growth Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 84,194 $ 50,750 66% Purchased Portfolios 9,040 12,114 (25)% Merchant Services 93,234 62,864 48% Proprietary Software and Payments 15,734 10,611 48% Other (3) (16) nm Total $ 108,965 $ 73,459 48% Adjusted EBITDA(2) Merchant Services $ 31,546 $ 22,677 39% Proprietary Software and Payments 6,216 1,858 235% Other (7,414) (5,271) 41% Total $ 30,348 $ 19,264 58% Adjusted EBITDA as a percentage of Net Revenue 28% 26% 1. i3 Verticals has two segments, “Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP net revenue is as follows: ($ in thousands) Three months ended September 30, 2018 Proprietary Software and Merchant Services Payments Other Total Revenue $ 78,258 $ 5,795 $ — $ 84,053 Interchange and network fees 54,683 1,283 — 55,966 Net Revenue $ 23,575 $ 4,512 $ — $ 28,087 ($ in thousands) Three months ended September 30, 2017 Proprietary Software and Merchant Services Payments Other Total Revenue $ 67,560 $ 4,239 $ (20) $ 71,779 Interchange and network fees 50,360 1,073 — 51,433 Net Revenue $ 17,200 $ 3,166 $ (20) $ 20,346 1. Merchant Services includes purchased portfolios which had revenue of $3,778 and interchange and network fees of $1,955 for the three months ended September 30, 2018. 2. Merchant Services includes purchased portfolios which had revenue of $5,467 and interchange and network fees of $2,692 for the three months ended September 30, 2017.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP net revenue is as follows: ($ in thousands) Year Ended September 30, 2018 Proprietary Software and Merchant Services Payments Other Total Revenue $ 302,929 $ 20,582 $ (3) $ 323,508 Interchange and network fees 209,695 4,848 — 214,543 Net Revenue $ 93,234 $ 15,734 $ (3) $ 108,965 ($ in thousands) Year Ended September 30, 2017 Proprietary Software and Merchant Services Payments Other Total Revenue $ 248,005 $ 14,582 $ (16) $ 262,571 Interchange and network fees 185,141 3,971 — 189,112 Net Revenue $ 62,864 $ 10,611 $ (16) $ 73,459 1. Merchant Services includes purchased portfolios which had revenue of $17,797 and interchange and network fees of $8,757 for the year ended September 30, 2018. 2. Merchant Services includes purchased portfolios which had revenue of $23,476 and interchange and network fees of $11,362 for the year ended September 30, 2017.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended September 30, 2018				Three months ended September 30, 2017			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,329	$ 878	$ (2,712)	$ 3,495	$ 3,661	$ 168	$ (1,751)	$ 2,078
Interest expense, net	372	—	477	849	—	—	1,975	1,975
Change in fair value of warrant liability	—	—	—	—	—	—	(357)	(357)
Provision for income taxes	585	—	(801)	(216)	27	—	49	76
Net income (loss)	4,372	878	(2,388)	2,862	3,634	168	(3,418)	384
Non-GAAP Adjustments:								
Provision for income taxes	585	—	(801)	(216)	27	—	49	76
Offering-related expenses[1]	—	—	—	—	—	—	—	—
Non-cash change in fair value of contingent consideration[2]	237	349	—	586	(400)	5	—	(395)
Non-cash change in fair value of warrant liability[3]	—	—	—	—	—	—	(357)	(357)
Equity-based compensation[4]	—	—	750	750	—	—	—	—
Acquisition-related expenses[5]	—	—	53	53	7	—	423	430
Acquisition intangible amortization[6]	2,257	97	24	2,378	1,914	87	2	2,003
Non-cash interest[7]	—	—	233	233	—	—	124	124
Other taxes[8]	—	—	2	2	—	—	11	11
Legal settlement[9]	—	—	—	—	995	—	—	995
Non-GAAP adjusted income before taxes	7,451	1,324	(2,127)	6,648	6,177	260	(3,166)	3,271
Pro forma taxes at effective tax rate[10]	(1,863)	(331)	532	(1,662)	(1,544)	(65)	792	(818)
Pro forma adjusted net income[11]	5,588	993	(1,595)	4,986	4,633	195	(2,375)	2,453
Plus:								
Cash interest expense, net[12]	372	—	244	616	—	—	1,851	1,851
Pro forma taxes at effective tax rate[10]	1,863	331	(532)	1,662	1,544	65	(792)	818
Depreciation and internally developed software amortization[13]	138	386	61	585	184	416	29	629
Adjusted EBITDA	$ 7,961	$ 1,710	$ (1,822)	$ 7,849	$ 6,361	$ 676	$ (1,286)	$ 5,751

i3 Verticals

See footnotes continued on the next slide.

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 4. Equity-based compensation expense recognized during the three months ended September 30, 2018 consisted of 750000 related to stock options issued under the Company's 2018 Equity Incentive Plan and $0 related to tax receivables agreement (TRA) non- participation compensatory shares. TRA non-participation compensatory shares were issued to former equity owners as part of the Reorganization Transactions in conjunction with the IPO. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of deferred financing costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Legal settlement is a charge from certain legal proceedings. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using tax rates of 25.0% for 2018 and 2017, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 11. Pro forma adjusted diluted earnings per share assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one for one basis. 12. Cash interest expense, net represents all interest expense recorded on statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 13. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Year Ended September 30, 2018				Year Ended September 30, 2017			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 20,237	$ 2,025	$ (9,901)	$ 12,361	$ 13,435	$ 330	$ (6,165)	$ 7,600
Interest expense, net	1,295	—	7,203	8,498	—	—	6,936	6,936
Change in fair value of warrant liability	—	—	8,487	8,487	—	—	(415)	(415)
Provision for income taxes	314	—	23	337	89	(7)	95	177
Net income (loss)	18,628	2,025	(25,614)	(4,961)	13,346	337	(12,781)	902
Non-GAAP Adjustments:								
Provision for income taxes	314	—	23	337	89	(7)	95	177
Offering-related expenses[1]	—	—	124	124	—	—	—	—
Non-cash change in fair value of contingent consideration[2]	1,772	2,094	—	3,866	192	(410)	—	(218)
Non-cash change in fair value of warrant liability[3]	—	—	8,487	8,487	—	—	(415)	(415)
Equity-based compensation[4]	—	—	1,567	1,567	—	—	—	—
Acquisition-related expenses[5]	—	—	531	531	26	—	740	766
Acquisition intangible amortization[6]	9,012	344	28	9,384	7,384	276	9	7,669
Non-cash interest[7]	—	—	1,072	1,072	—	—	453	453
Other taxes[8]	2	—	58	60	—	—	36	36
Legal settlement[9]	—	—	—	—	995	—	—	995
Non-GAAP adjusted income before taxes	29,728	4,463	(13,724)	20,467	22,032	196	(11,863)	10,365
Pro forma taxes at effective tax rate[10]	(7,432)	(1,116)	3,431	(5,117)	(5,587)	(48)	3,009	(2,627)
Pro forma adjusted net income[11]	22,296	3,347	(10,293)	15,350	16,445	148	(8,855)	7,738
Plus:								
Cash interest expense, net[12]	1,295	—	6,131	7,426	—	—	6,483	6,483
Pro forma taxes at effective tax rate[10]	7,432	1,116	(3,431)	5,117	5,587	48	(3,009)	2,627
Depreciation and internally developed software amortization[13]	523	1,753	179	2,455	645	1,662	109	2,416
Adjusted EBITDA	$ 31,546	$ 6,216	$ (7,414)	$ 30,348	$ 22,677	$ 1,858	$ (5,271)	$ 19,264

See footnotes continued on the next slide.

i3 Verticals

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 4. Equity-based compensation expense recognized during the year ended September 30, 2018 consisted of $826 related to stock options issued under the Company's 2018 Equity Incentive Plan and $741 related to tax receivables agreement (TRA) non-participation compensatory shares. TRA non-participation compensatory shares were issued to former equity owners as part of the Reorganization Transactions in conjunction with the IPO. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of deferred financing costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Legal settlement is a charge from certain legal proceedings. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using tax rates of 25.0% for 2018 and 2017, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 11. Pro forma adjusted net income assumes that the effect of the Reorganization Transactions and the Company's IPO occurred prior to the year ended September 30, 2018, and that all net income during that period is available to the Class A common shareholders. Further, pro forma adjusted diluted earnings per share assumes that all Common Units in i3 Verticals, LLC and the associated non- voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one for one basis. 12. Cash interest expense, net represents all interest expense recorded on statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 13. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.